--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                       Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
                                 August 31, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
FLORIDA INTERMEDIATE TAX-FREE FUND
----------------------------------
* Surprising economic strength and rising interest rates hurt bond market performance over the past six and 12 months.

* Returns were disappointing in absolute terms but ahead of our Lipper peer group average.

* Florida remained one of the fastest-growing states in the nation, and tax collections were better than expected.

* The interest rate outlook is uncertain for the months ahead, but tax-free bond yields remain attractive compared with taxable alternatives.

================================================================================
UPDATES AVAILABLE
================================================================================

          For updates on each fund following the end of every calendar quarter, please see our Web site at WWW.TROWEPRICE.COM.

================================================================================
FELLOW SHAREHOLDERS
================================================================================

     The U.S. economy's above-average growth during the six months ended August 31 was good for consumers but not so good for bond investors. Interest rates rose throughout the period as investors worried about a buildup in inflationary pressures and the possibility - which became a reality - of monetary tightening by the Federal Reserve. As a result, declines in taxable and municipal bond prices led to meager or negative returns on most longer-term bond funds for the period. The Florida Intermediate Tax-Free Fund was not immune to this trend, but held up somewhat better than its Lipper peer group average.

================================================================================
MARKET ENVIRONMENT
================================================================================

     The U. S. economy continued its robust growth, driven by exuberant consumer spending. Although broad inflation measures did not rise appreciably, tight labor markets, low unemployment, and a rebound in energy prices raised fears that inflationary pressures were building. The fixed income markets reacted nervously to these developments as well as to the increasing likelihood of action by the Federal Reserve. Indeed, as summer approached, Fed Chairman Alan Greenspan served clear warning that the central bank would act to preempt the first hints of higher inflation. Actions soon followed words as the Fed raised key short-term interest rates on June 30 and again on August 24, pushing the federal funds target rate up a total of 50 basis points (one-half of a percentage point) to 5.25%. With these moves the Fed effectively rescinded two of its three rate reductions of the previous fall, when it had moved swiftly to ease a global financial crisis. Indeed, the beginnings of recovery in many of the Asian and Latin American nations most affected by that crisis helped push the dollar lower and interest rates higher.

     Interest rates rose across all maturities, with the bellwether 30-year Treasury bond rising from the 5% area at the beginning of the year to over 6% for the first time since mid-1998. Short-term yields rose a bit more than intermediates and long-term bonds over the period, which created a flatter yield curve - a typical occurrence when the Fed is actively raising short-term rates. Municipal market interest rates also rose throughout the period, as shown in the chart. Municipals were helped by strong, seasonal demand in July from the reinvestment of proceeds from maturing bonds and other cash flows. Thus, for much of the period under review, overall returns on municipals compared favorably with their taxable counterparts, although both were modest at best.

================================================================================
          MARKET CHANGES SPELL HIGHER TAX-FREE YIELDS
================================================================================

          Structural changes are taking place in the fixed income markets resulting in higher tax-free yields for investors.

          The chart below tracks the yield on 30-year, AAA general obligation municipal bonds as a percentage of long-term Treasury bond yields since 1981. Historically, the yield on these municipal bonds has averaged about 85% of the Treasury yield. This discount reflected both the tax benefit of municipals and uncertainty about future tax laws. Investors in the 31% federal tax bracket, for example, keep only
          69%  of  their  income  from  taxable  bonds.
          Therefore, they would logically be attracted to high-quality municipal bonds offering 85% or more of the prevailing Treasury yield.

          The sharp spike in  municipal  yields in 1986
          reflects the tax reform debate, which posed a
          threat  to  municipal   bonds'   federal  tax
          exemption. Accordingly, municipal bond yields
          reached parity with Treasury yields. However,
          when the Tax  Reform Act of 1986 left the tax
          benefit  intact,  municipal  bond prices rose
          sharply  until  yields  had  fallen  to  more
          normal  levels.  Recently,  different  forces
          have been at work that go beyond  the  impact
          of 1998's global  financial  crisis.  At that
          time,  shaky world markets  prompted  foreign
          investors   (who   have  no  need   for  U.S.
          tax-exempt bonds) to buy Treasuries, and Treasury y ields plunged to near parity with municipals.

          Since then, Treasury yields have returned to pre-crisis levels, but municipal yields are again unusually high at about 94% of Treasury yields. According to Mary Miller, director of the T. Rowe Price municipal bond department, the current relationship is "illogical from a tax standpoint" but unlikely to change soon.

          For one thing, the supply of Treasury debt is
          shrinking due to the federal budget  surplus,
          while outstanding  municipal supply continues
          to grow.  In addition,  the supply of taxable
          bonds    outside   of    TreasuriesNincluding
          corporate, asset-backed and mortgage-backed bondsNhas also risen, and this has created more competition in the market. As a result, even as tax-exempt yields have risen in relation to Treasury yields over the past two years, they have fallen in relation to the yields on other high-quality taxable bonds.

          Over time,  income makes up the vast majority
          of a bond investor's total return. Therefore,
          these  developments  have given investors the
          opportunity   to  earn   higher-than-expected
          tax-free income with little or no sacrifice of credit quality.

--------------------------------------------------------------------------------
     [Municipal Treasury Yield ratio chart showing 1981-8/99 Tresury ratio and Treasury Average. Source: Municipal Market Data.]
================================================================================

     In August, however, this trend reversed. A huge supply of corporate bonds came to market, pushing up yields on these taxable bonds and attracting "crossover" institutional buyers - those who buy either corporate or municipal bonds depending on their after-tax yields. The drop in demand for municipals from these institutional investors - some of whom also sold municipals from their portfolios - combined with a decrease in liquidity as dealers hesitated to add to their bond inventories created a very weak market tone. After outperforming taxable bonds through July, municipals lost ground in August, and ended the six-month period more in line with taxables.

     [Municipal Bond and Note Yields chart shown here. Line graph showing 30-year AAA GO, 5-year AAA GO, and 1-year MIG1 note from 8/98 through 8/99
Source: T. Rowe Price Associates.]

     Florida remained one of the fastest-growing states in the nation, despite a recent slowing in the rate of growth of new residents. The state's population is projected to reach 15.5 million in April, 2.6 million over the 1990 census count. This means that during the 1990s, Florida's population grew about 20% compared with an estimated 10.5% for the nation as a whole. Florida employment growth, at 3.5%, also continued to outpace that of the U.S. and was second only to Nevada. The state's unemployment rate dropped from 4.3% at the beginning of the year to the current 3.8% level. The growing trade and services industries continued to drive the economy along with the traditional engines of tourism and agriculture. Tourist arrivals in 1999 are projected at about 50 million, a 2% increase over last year.

     Although the state is projecting a slowdown in general revenue growth, this year's revenues have increased at a faster rate than in 1998. Through July, general fund collections of about $1.4 billion were well above forecasts and ahead of last year's pace. Most of the credit goes to sales tax receipts, which have grown 8% this year. Prudent financial management has enabled Florida to take advantage of this revenue increase, as evidenced by the healthy current fund balance. The state maintains general obligation bond ratings of Aa2 from Moody's Investors Services, AA+ from Standard & Poor's, and AA from Fitch IBCA.

     One area of potential concern in the future is the state's debt level, which has risen steadily and grown more complex with the recent addition of several debt programs. The state's net tax-supported debt, totaling approximately $13 billion, is largely payable from specified taxes with general obligation backup. Florida's 1999 net tax-supported debt per capita of $863 is above the $505 median for other states. Given Florida's rapidly growing population, the state will need to manage future debt issuance carefully.

================================================================================

PERFORMANCE AND STRATEGY REVIEW
================================================================================


PERFORMANCE COMPARISON
----------------------

Periods Ended 8/31/99                    6 Months           12 Months
---------------------                    --------           ---------
Florida Intermediate Tax-Free Fund        -1.70%               0.54%

Lipper Florida Intermediate
Municipal Debt Funds Average              -1.85                0.12

================================================================================

     Your fund performed well relative to its peer group average in a difficult environment of rising interest rates and declining bond prices. The fund lost 1.70% over the past six months, as share price decline outweighed coupon income, compared with a 1.85% loss for the Lipper category. The fund's net asset value declined $0.43 to $10.43 per share, as shown in the Key Statistics table on page
7. Dividend income remained steady at $0.23 compared with the prior six-month period, and the fund's annualized yield for the six months rose to 4.36%. Twelve-month performance was marginally positive, though again ahead of the peer group average.

     Early this year we had modestly shortened duration from 5.7 years to 5.5 years, as we felt that market interest rates were low and last fall's Fed rate cuts were likely to stimulate economic growth. (Duration is a measure of a bond fund's sensitivity to interest rates. The greater the number, the greater the potential price movement as a result of changes in interest rates. For example, a fund with a duration of six years would fall or rise about 6% in price in response to a one-percentage-point rise or fall in interest rates.) Over the past six months, duration has declined to 5.4 years, which we consider neutral to slightly long. We did not move to a defensive stance because tax-free yields as a percentage of Treasury yields (which are taxable) were exceptionally high, and we felt these attractive valuations would prevent municipal yields from rising too much more.

     As yields increased, we swapped lower-coupon bonds that were trading below our cost for higher-coupon bonds, both to increase shareholder income and to realize a tax loss that we can use to reduce or eliminate capital gains distributions. We executed these transactions as efficiently as possible to keep trading costs to a minimum. This strategy is ongoing, and we seek to purchase longer-term intermediate bonds that can be core holdings for the fund for years to come. We have not been able to implement this strategy as quickly as we would like, since new issuance of Florida municipal bonds declined 26% year-to-date through August and secondary market offerings were also reduced.

================================================================================
OUTLOOK
================================================================================

     Interest rates may well move higher in the coming months given the backdrop of global economic recovery and persistent strength in the U.S. economy. The Fed is keeping a close eye on the buildup of inflationary pressures, particularly in the labor markets, and could tighten another 25 basis points if it intends to move the federal funds rate back to its pre-crisis level. With greater stability in the global economy, the Fed can now focus on the domestic economy. On the other hand, the Fed wants to maintain a liquid and orderly market as we approach the end of the year and the transition to the year 2000, which could serve to moderate future rate increases. It's also important to recognize that we've had a healthy rise in rates this year that should begin to slow certain sectors of the economy. Given these crosscurrents, it is hard to justify increasing the fund's interest rate risk by extending duration significantly. Instead, we are focused on the higher yields available in the marketplace and the current appeal of tax-free municipal bonds relative to taxable securities. The credit outlook for Florida remains very good.

Respectfully submitted,

/s/

Charles B. Hill
Chairman of the Investment Advisory Committee
September 20, 1999

================================================================================
T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                     2/28/99            8/31/99
                                                     -------            -------
Price Per Share                                       $10.86            $10.43

Dividends Per Share
     For 6 months                                       0.23              0.23
     For 12 months                                      0.46              0.45

Dividend Yield *
     For 6 months                                       4.23%             4.36%
     For 12 months                                      4.29              4.43

30-Day Standardized Yield                               3.42              4.20

Weighted Average Maturity (years)                       8.1               7.4

Weighted Average Effective Duration (years)             5.5               5.4

Weighted Average Quality **                              AA                AA

     *    Dividends  earned  and  reinvested  for  the  periods   indicated  are
          annualized and divided by the fund's net asset value at the end of the period.

     **   Based on T. Rowe Price research.

================================================================================

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------
                                                   Percent of         Percent of
                                                   Net Assets         Net Assets
                                                     2/28/99           8/31/99
                                                     -------           -------
Dedicated Tax Revenue                                  16%                 17%
General Obligation - Local                             14                  15
Water and Sewer Revenue                                13                  12
Hospital Revenue                                       11                   9
Electric Revenue                                        8                   8
Air and Sea Transportation Revenue                      9                   7
Solid Waste Revenue                                     4                   6
Ground Transportation Revenue                           3                   6
Nuclear Revenue                                         7                   4
Prerefunded Bonds                                       2                   4
Lease Revenue                                           3                   4
Life Care/Nursing Home Revenue                          2                   2
Housing Finance Revenue                                 2                   2
General Obligation - State                              4                   2
Escrowed to Maturity                                    2                   2
Other Assets Less Liabilities                           -                   -
-----                                                 ----                ----
Total                                                 100%                100%

================================================================================
T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from the fund returns as well as mutual fund averages and indexes.

[SEC chart for Florida shown here]

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                 Since Inception
Periods Ended 8/31/99               1 Year  3 Years  5 Years Inception      Date
---------------------               ------  -------  ------- --------- ---------
Florida Intermediate Tax-Free Fund   0.54%   4.72%     5.18%   5.16%     3/31/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------

                              6 Months        Year
                                 Ended       Ended
                               8/31/99     2/28/99     2/28/98     2/28/97     2/29/96     2/28/95
  NET ASSET VALUE
  Beginning of period       $    10.86  $    10.75  $    10.52  $    10.61  $    10.14  $    10.30
-----------------------------------------------------------------------------------------------------
  Investment activities
    Net investment income         0.23        0.46*       0.46*       0.46*       0.47*       0.43*
    Net realized and
    unrealized gain (loss)       (0.41)       0.11        0.23       (0.07)       0.47       (0.14)
-----------------------------------------------------------------------------------------------------
    Total from
    investment activities        (0.18)       0.57        0.69        0.39        0.94        0.29
-----------------------------------------------------------------------------------------------------
  Distributions
    Net investment income        (0.23)      (0.46)      (0.46)      (0.46)      (0.47)      (0.43)
    Net realized gain            (0.02)          -          -        (0.02)        -         (0.02)
-----------------------------------------------------------------------------------------------------
    Total distributions          (0.25)      (0.46)      (0.46)      (0.48)      (0.47)      (0.45)
-----------------------------------------------------------------------------------------------------
  NET ASSET VALUE
=====================================================================================================
  End of period             $    10.43  $    10.86  $    10.75  $    10.52  $    10.61  $    10.14


==Ratios/Supplemental=Data===========================================================================
  Total return**                (1.70)%      5.37%*      6.71%*       3.81%*     9.41%*      3.01%*
-----------------------------------------------------------------------------------------------------
  Ratio of total expenses to
  average net assets              0.60%+      0.60%*      0.60%*      0.60%*      0.60%*      0.60%*
-----------------------------------------------------------------------------------------------------
  Ratio of net investment
  income to average
  net assets                      4.24%+      4.23%*      4.35%*      4.39%*      4.47%*      4.38%*
-----------------------------------------------------------------------------------------------------
  Portfolio turnover rate        30.4%+      26.9%       25.0%       75.8%       98.7%      140.5%
-----------------------------------------------------------------------------------------------------
  Net assets, end of period
  (in thousands)            $   92,329  $  102,620  $   90,941  $   78,783  $   67,260  $   51,922
-----------------------------------------------------------------------------------------------------
     **   Total return  reflects the rate that an investor  would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     *    Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/99.
     +    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 1999
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS                                            In thousands

                                                                     Par             Value
FLORIDA  92.1%

Brevard County HFA, Holmes Regional Medical Center
        5.20%, 10/1/05 (MBIA Insured)                          $      2,000   $       2,065
--------------------------------------------------------------------------------------------
Broward County Airport, 5.25%, 10/1/10 (MBIA Insured) *               2,000           2,012
--------------------------------------------------------------------------------------------
Canaveral Port Auth., 5.75%, 6/1/16 (FGIC Insured) *                  1,000           1,009
--------------------------------------------------------------------------------------------
Dade County, GO, Public Improvement
        7.40%, 6/1/03 (FSA Insured)                                   1,100           1,213
--------------------------------------------------------------------------------------------
Dade County
    Aviation
        5.40%, 10/1/03 (MBIA Insured) *                               1,140           1,182
--------------------------------------------------------------------------------------------
        6.20%, 10/1/24 (MBIA Insured) *                                  50              52
--------------------------------------------------------------------------------------------
    Resource Recovery Fac.
        6.00%, 10/1/06 (AMBAC Insured) *                              2,500           2,664
--------------------------------------------------------------------------------------------
    Water and Sewer
        5.375%, 10/1/16 (FGIC Insured)                                1,500           1,486
--------------------------------------------------------------------------------------------
Dade County IDA, Florida Power and Light
        VRDN (Currently 2.95%)                                          400             400
--------------------------------------------------------------------------------------------
Dade County School Dist.
    GO
        5.50%, 8/1/04 (MBIA Insured)                                  2,000           2,094
--------------------------------------------------------------------------------------------
        6.00%, 7/15/04 (MBIA Insured)                                 3,545           3,788
--------------------------------------------------------------------------------------------
Duval County School Dist., GO
        6.125%, 8/1/04 (AMBAC Insured)                                2,000           2,120
--------------------------------------------------------------------------------------------
Florida Board of Ed., GO, 5.125%, 7/1/11 (FGIC Insured)               2,000           1,999
--------------------------------------------------------------------------------------------
Florida Dept. of Corrections, Okeechobee Correctional
        5.80%, 3/1/02 (AMBAC Insured)                                 1,005           1,042
--------------------------------------------------------------------------------------------
Florida Dept. of Natural Resources
        VRDN (Currently 3.34%) (FGIC Insured)                         1,000           1,000
--------------------------------------------------------------------------------------------


Florida Dept. of Transportation, Turnpike Auth.
        5.25%, 7/1/11 (MBIA Insured)                                  1,950           1,968
--------------------------------------------------------------------------------------------
        5.50%, 7/1/05 (AMBAC Insured)                                 1,000           1,050
--------------------------------------------------------------------------------------------
Florida Division of Bond Fin.
    Dept. of Environmental Preservation
        5.50%, 7/1/07 (AMBAC Insured)                                 2,000           2,086
--------------------------------------------------------------------------------------------
        6.00%, 7/1/05 (MBIA Insured)                                    500             537
--------------------------------------------------------------------------------------------
        6.00%, 7/1/06 (MBIA Insured)                                  4,350           4,690
--------------------------------------------------------------------------------------------
Florida Housing Fin. Agency
    Multi-Family Housing
        5.80%, 2/1/08                                          $      1,000   $       1,054
--------------------------------------------------------------------------------------------
        5.80%, 8/1/08                                                 1,000           1,056
--------------------------------------------------------------------------------------------
Florida Municipal Power Agency
    All - Requirements Power Supply
        6.25, 10/1/21 (AMBACInsured)
        (Prerefunded 10/1/02+)                                        1,700           1,829
--------------------------------------------------------------------------------------------
Gainesville, Utilities, 6.40%, 10/1/05                                1,500           1,609
--------------------------------------------------------------------------------------------
Hillsborough County
    Environmentally Sensitive
    Lands Acquisition and Protection
        6.20%, 7/1/05 (AMBAC Insured)
        (Prerefunded 7/1/02+)                                         1,485           1,590
--------------------------------------------------------------------------------------------
    Improvement Program
        6.00%, 8/1/04 (FGIC Insured)                                  1,895           2,026
--------------------------------------------------------------------------------------------
Hillsborough County IDA, PCR, Tampa Electric
        VRDN (Currently 2.80%)                                          800             800
--------------------------------------------------------------------------------------------
Hillsborough County Port Dist., Tampa Port Auth.
        6.50%, 6/1/04 (FSA Insured) *                                 2,000           2,166
--------------------------------------------------------------------------------------------
Hillsborough County School Dist., GO
        7.00%, 8/15/05 (MBIA Insured)                                 3,700           4,162
--------------------------------------------------------------------------------------------
Indian Trace Community Dev. Dist.
    Water Management
        5.50%, 5/1/06 (MBIA Insured)                                  1,215           1,274
--------------------------------------------------------------------------------------------
        5.50%, 5/1/07 (MBIA Insured)                                    550             576
--------------------------------------------------------------------------------------------
Jacksonville, PCR, Florida Power and Light
        VRDN (Currently 2.80%)                                        1,200           1,200
--------------------------------------------------------------------------------------------


Jacksonville, Water and Sewer
        6.00%, 10/1/04 (MBIA Insured)
        (Escrowed to Maturity)                                        1,845           1,975
--------------------------------------------------------------------------------------------
Jacksonville HFA, Charity Obligation Group
        5.00%, 8/15/11 (MBIA Insured)                                   750             739
--------------------------------------------------------------------------------------------
Kissimmee Water and Sewer Systems
        5.50%, 10/1/11 (FGIC Insured)                                 1,500           1,549
--------------------------------------------------------------------------------------------
Lakeland Electric and Water, 6.80%, 10/1/04 (FSA Insured)             3,755           4,106
--------------------------------------------------------------------------------------------
Lee County IDA, Bonita Springs Utilities
        5.80%, 11/1/11 (MBIA Insured) *                        $      1,325   $       1,369
--------------------------------------------------------------------------------------------
Lee County School Board, COP, 6.30%, 8/1/01 (FSA Insured)             2,000           2,079
--------------------------------------------------------------------------------------------
Manatee County, Public Utilities
        6.75%, 10/1/05 (MBIA Insured)                                 2,000           2,230
--------------------------------------------------------------------------------------------
Orange County, Public Service Tax
        5.60%, 10/1/07 (FGIC Insured)                                   500             529
--------------------------------------------------------------------------------------------
Orlando and Orange County
    Expressway Auth.
        6.50%, 7/1/10 (FGIC Insured)                                  1,000           1,120
--------------------------------------------------------------------------------------------
        6.50%, 7/1/11 (FGIC Insured)                                  1,000           1,120
--------------------------------------------------------------------------------------------
Osceola County HFA
    Evangelical Lutheran Good Samaritan Society
        5.50%, 5/1/03 (AMBAC Insured)                                   660             685
--------------------------------------------------------------------------------------------
        5.50%, 5/1/04 (AMBAC Insured)                                   700             730
--------------------------------------------------------------------------------------------
        5.50%, 5/1/05 (AMBAC Insured)                                   735             769
--------------------------------------------------------------------------------------------
Palm Beach County, GO, 6.875%, 12/1/03                                  325             357
--------------------------------------------------------------------------------------------
Pasco County, Solid Waste Disposal and Resource Recovery
        5.75%, 4/1/05 (AMBAC Insured) *                               1,130           1,184
--------------------------------------------------------------------------------------------
Pinellas County Water Auth.
        5.50%, 10/1/04 (AMBAC Insured)                                2,500           2,624
--------------------------------------------------------------------------------------------
Reedy Creek Improvement Dist.
        GO, 6.375%, 6/1/05 (MBIA Insured)                               435             454
--------------------------------------------------------------------------------------------
        6.375%, 6/1/05 (MBIA Insured)
        (Prerefunded 6/1/01+)                                            65              68
--------------------------------------------------------------------------------------------

St. Lucie County
    Florida Power and Light
        VRDN (Currently 3.10%) *                                        300             300
--------------------------------------------------------------------------------------------
        PCR, VRDN (Currently 2.80%)                                     200             200
--------------------------------------------------------------------------------------------
Tampa Heath Systems, Catholic Health East
        5.25%, 11/15/11 (MBIA Insured)                                3,000           3,006
--------------------------------------------------------------------------------------------
Tampa Solid Waste Systems
    Mckay Bay Refuse to Energy
        5.25%, 10/1/12 (AMBACInsured) *                               2,000           1,978
--------------------------------------------------------------------------------------------
Venice, Bon Secours Health Systems
        5.40%, 8/15/08 (MBIA Insured)                                 1,290           1,338
--------------------------------------------------------------------------------------------
West Orange Healthcare Dist. 5.50%, 2/1/10                              750             737
--------------------------------------------------------------------------------------------
Total Florida (Cost  $83,703)                                                        85,045
--------------------------------------------------------------------------------------------

GUAM==2.3%==================================================================================
Guam Gov't Infrastructure, 5.50%, 11/1/05 (AMBAC Insured)      $      2,000   $       2,103
--------------------------------------------------------------------------------------------
Total Guam (Cost  $2,114)                                                             2,103
--------------------------------------------------------------------------------------------

MICHIGAN==3.2%==============================================================================
Michigan State Trunk Line, 5.25%, 11/1/15                             3,000           2,942
--------------------------------------------------------------------------------------------
Total Michigan (Cost  $3,000)                                                         2,942
--------------------------------------------------------------------------------------------

PUERTO=RICO==2.1%===========================================================================
Puerto Rico Electric Power Auth.
        5.25%, 7/1/14 (MBIA Insured)                                  2,000           1,990
--------------------------------------------------------------------------------------------


Total Puerto Rico (Cost  $2,048)                                                      1,990
 99.7% of Net Assets (Cost  $90,865)                                   $      92,080
 Other Assets Less Liabilities                                                   249

 NET ASSETS                                                            $      92,329
 Net Assets Consist of:
 Accumulated net realized gain/loss - net of distributions             $        (797)
 Net unrealized gain (loss)                                                    1,215
 Paid-in-capital applicable to 8,854,847
 no par value shares of beneficial interest outstanding;
 unlimited number of shares authorized                                        91,911
--------------------------------------------------------------------------------------
 NET ASSETS                                                            $      92,329
 NET ASSET VALUE PER SHARE                                             $       10.43

     *  Interest subject to alternative minimum tax
     +  Used in determining portfolio maturity
 AMBAC  AMBAC Indemnity Corp.
   COP  Certificates of Participation
  FGIC  Financial Guaranty Insurance Company
   FSA  Financial Security Assurance Corp.
    GO  General Obligation
   HFA  Health Facility Authority
   IDA  Industrial Development Authority
  MBIA  Municipal Bond Investors Assurance Corp.
   PCR  Pollution Control Revenue
  VRDN  Variable Rate Demand Note


  The accompanying notes are an integral part of these financial statements.

================================================================================
T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------
Unaudited

    Statement of Operations

    In thousands
                                                            6 Months
                                                               Ended
                                                             8/31/99
==Investment=Income====================================================
  Interest income                                       $      2,397
-----------------------------------------------------------------------
  Expenses
   Investment management                                         187
   Custody and accounting                                         50
   Shareholder servicing                                          36
   Prospectus and shareholder reports                             11
   Legal and audit                                                 6
   Trustees                                                        3
   Registration                                                    1
   Miscellaneous                                                   2
-----------------------------------------------------------------------
   Total expenses                                                296
   Expenses paid indirectly                                       (1)
-----------------------------------------------------------------------
   Net expenses                                                  295
-----------------------------------------------------------------------
  Net investment income                                        2,102
-----------------------------------------------------------------------
==Realized=and=Unrealized=Gain=(Loss)==================================
  Net realized gain (loss)
   Securities                                                   (669)
   Futures                                                       (37)
-----------------------------------------------------------------------
   Net realized gain (loss)                                     (706)
  Change in net unrealized gain or loss on securities         (3,168)
-----------------------------------------------------------------------
  Net realized and unrealized gain (loss)                     (3,874)
-----------------------------------------------------------------------
  INCREASE (DECREASE) IN NET

  ASSETS FROM OPERATIONS                                $     (1,772)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS                                  In thousands
--------------------------------------------------------------------------------
                                                       6 Months           Year
                                                          Ended          Ended
                                                        8/31/99        2/28/99
==Increase=(Decrease)=in=Net=Assets
  Operations
   Net investment income                             $    2,102    $     3,907
   Net realized gain (loss)                                (706)           492
   Change in net unrealized gain or loss                 (3,168)           468
--------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations     (1,772)         4,867
--------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                 (2,102)        (3,907)
   Net realized gain                                       (188)             -
--------------------------------------------------------------------------------
   Decrease in net assets from distributions             (2,290)        (3,907)
--------------------------------------------------------------------------------
  Capital share transactions*
   Shares sold                                           10,367         39,525
   Distributions reinvested                               1,665          2,822
   Shares redeemed                                      (18,261)       (31,628)
--------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    (6,229)        10,719

==Net=Assets====================================================================
  Increase (decrease) during period                     (10,291)        11,679
  Beginning of period                                   102,620         90,941


  End of period                                      $   92,329    $   102,620

*Share information
   Shares sold                                              978          3,646
   Distributions reinvested                                 157            261
   Shares redeemed                                       (1,727)        (2,923)
--------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding               (592)           984

The accompanying notes are an integral part of these financial statements.
================================================================================

T. ROWE PRICE FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 1999

NOTES TO FINANCIAL STATEMENTS
-----------------------------

================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
================================================================================

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Florida Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian, which are used to reduce the fund's custody charges.

================================================================================
NOTE 2 - INVESTMENT TRANSACTIONS
================================================================================

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $14,448,000 and $20,531,000, respectively, for the six months ended August 31, 1999.

================================================================================
NOTE 3 - FEDERAL INCOME TAXES
================================================================================

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income.

     At August 31, 1999, the cost of investments for federal income tax purposes was substantially the same as financial reporting and totaled $90,865,000. Net unrealized gain aggregated $1,215,000 at period-end, of which $1,774,000 related to appreciated investments and $559,000 to depreciated investments.

================================================================================
NOTE 4 - RELATED PARTY TRANSACTIONS
================================================================================

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $30,000 was payable at August 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager had been required to bear any expenses through February 28, 1999, which would cause the fund's ratio of total expenses to average net assets to exceed 0.60%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.60%. Pursuant to this agreement, $4,000 of unaccrued 1998-1999 management fees were repaid during the six months ended August 31, 1999, and $2,000 remains subject to reimbursement through February 28, 2001.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $64,000 for the six months ended August 31, 1999, of which $12,000 was payable at period-end.

================================================================================

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS
---------------------------------

DOMESTIC
--------
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------------------------------------

DOMESTIC TAXABLE
----------------
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
-----------------
California Tax-Free Bond
Florida Intermediate Tax-Free**
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond***
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond
----------------------------------------

INTERNATIONAL/GLOBAL
--------------------
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS +
----------------------------------------

TAXABLE
-------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
--------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
----------------------------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
----------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
**   Formerly named Florida Insured Intermediate Tax-Free.
***  Formerly named Tax-Free Insured Intermediate Bond.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.
===========================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAININFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive
Los Angeles Area

WARNER CENTER
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.          F91-051  8/31/99